Acquisition of Regent Feinbau Adermann GmbH	12 Months Ended
Mar. 31, 2026
Acquisition of Regent Feinbau Adermann GmbH [Abstract]
Acquisition of Regent Feinbau Adermann GmbH
3.	Acquisition of Regent Feinbau Adermann GmbH

On March 1, 2026, the Group acquired a 51% controlling interest in Regent. The total consideration transferred for the 51% interest was €662,000 (approximately $758,000), consisting of cash of €612,000 (approximately $701,000) and the issuance of restricted shares of the 64,851 Company’s common shares valued at €50,000 (approximately $57,000).

Pursuant to the Share Purchase Agreement, the Group completed the transfer of the consideration on March 1, 2026, and the acquisition was completed on the same date. Upon completion of the transaction, the Group obtained control of Regent through its majority voting rights and, accordingly, accounted for the transaction as a business combination in accordance with ASC 805, Business combinations.

The acquisition was accounted for as a business combination by applying the acquisition method. Accordingly, the acquired assets and liabilities were recorded at their fair value on the date of acquisition. The Group engaged an independent third-party valuation firm to assist with the valuation of assets acquired and liabilities assumed in this business combination. The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date, including the recognition of the Non-controlling Interest (NCI) at fair value.

Consideration transferred (51%):
By cash	$701
By common shares	$57
Fair value of Noncontrolling Interest (49%)(1)	$566
Total	$1,324

Allocation of total fair value:

Property, plant and equipment	236
Operating lease right-of-use assets	617
Inventories	530
Accounts receivable and others	275
Cash and cash equivalents	593
Long-term loan payable	(594)
Operating lease liabilities	(617)
Trade payables and others	(166)
Income tax payable	(157)
Deferred income taxes	(190)
Net assets	527
Intangible asset – Customer relationship(2)	$537
Goodwill (residual)(3)	$260
Total	$1,324

(1)	The non-controlling interests mainly represent the interests allocated to shareholders with 49% equity interest in Regent. The fair value of the non-controlling interest was determined using the income approach, with assistance of an independent appraiser.
(2)	The customer relationship was valued using the multi-period excess earnings method under the income approach. The estimated useful life of the customer relationship is 6 years.

(3)	Goodwill primarily represents the expected synergies arising from the acquisition, including expansion of the Group’s manufacturing capabilities in Germany, access to an established customer base and workforce. Goodwill is not expected to be deductible for tax purposes.

The revenue and net loss of Regent since the acquisition date and that were included in the Company’s consolidated statements of operations and comprehensive loss for the year ended March 31, 2026 are $222 and $2, respectively.

Prior to the acquisition, Regent did not prepare its financial statements in accordance with U.S. GAAP and had a different fiscal year end from the Group. In addition, management concluded that the impact of the acquisition is not material to the Group’s consolidated results of operations. Thus the historical financial statement and pro forma financial information has not been presented.